UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2005

FASTENAL COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	0-16125	41-0948415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Theurer Boulevard Winona, Minnesota	55987-1500
(Address of principal executive offices)	(Zip Code)

(507) 454-5374

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

On October 11, 2005, the Board of Directors of Fastenal Company (the “Company”) approved a two for one stock split of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”).

Holders of the Company’s Common Stock of record at the close of business on October 31, 2005, will receive one additional share of Common Stock for every share of Common Stock they own. The stock split will take effect at the close of business on November 10, 2005. After the split, there will be 151,054,752 shares of the Company’s Common Stock outstanding. The Company’s Common Stock will continue after the stock split to have a par value of $0.01 per share.

The full text of the press release announcing the two for one stock split is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

See Item 5.03 below for a description of the amendment to the Company’s Restated Articles of Incorporation approved in connection with the two for one stock split.

Item 5.03. Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 11, 2005, the Board of Directors of the Company approved an amendment to the Restated Articles of Incorporation of the Company which will, effective November 10, 2005, increase the aggregate number of shares that the Company has authority to issue. The amount of shares authorized will increase from 105,000,000 to 205,000,000. The shares will be classified in two classes, consisting of 5,000,000 shares of Preferred Stock, par value $0.01 per share, and 200,000,000 shares of Common Stock, par value $0.01 per share. A copy of the Company’s Articles of Amendment of Restated Articles of Incorporation is filed with this Current Report as Exhibit 3.1 and is incorporated herein by reference.

The full text of the press release announcing the two for one stock split is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein. This information is disclosed pursuant to Regulation FD.

Item 9.01. Financial Statements and Exhibits.

The following is furnished herewith:

(c)	Exhibits

3.1	Articles of Amendment of Restated Articles of Incorporation dated October 11, 2005.

99.1	Press release dated October 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2005

FASTENAL COMPANY

By:	/s/ Daniel L. Florness
Daniel L. Florness
Chief Financial Officer

INDEX TO EXHIBITS

3.1	Articles of Amendment of Restated Articles of Incorporation dated October 11, 2005 Electronically Filed
99.1	Press release dated October 11, 2005 Electronically Filed